                                                                    EXHIBIT 10.4

REVISED - APPENDIX A

                           RESTRICTED STOCK UNIT AWARD
                                   LEO BLECHER
                    PERFORMANCE TARGETS AND VESTING SCHEDULE

I.       DEFINITIONS

         "Pre-Tax EPS Growth" shall mean growth in Pre-Tax EPS (as defined below) as measured at the end of each fiscal year of the Performance Period. Growth shall be measured off of the Base Year Pre-Tax EPX.

         "Base Year Pre-Tax EPX" shall mean Pre-Tax Operating Earnings Per Share divided by Fully Diluted Shares. Operating Earnings Per Share shall be the final Base Year earnings per share excluding certain items as approved by the Board consistent with past practice and reported by the company in its fiscal year end earnings release.

         "Fully Diluted Shares" shall mean total diluted shares as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, but shall exclude the dilutive effect of any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Investment Grade" shall mean an investment rating of not less than BBB- or Baa3 by one of the major rating agencies (Standard and Poors, Moodys Investor Service or Fitch). If, at the time of measurement, the Corporation's debt is not rated, then it shall be considered Investment Grade.

         "Pre-Tax Earnings" shall mean the Corporation's earnings before income taxes as reported in the Company's Consolidated Income Statement for each fiscal year of the Performance Period, excluding any non-cash charge incurred in accordance with accounting principles generally accepted in the United States of America (GAAP) for any restricted stock or restricted stock unit awards granted during the Performance Period and all options, restricted stock and other equity compensation granted to Directors during the Performance Period.

         "Pre-Tax EPS" shall mean Pre-Tax Earnings divided by Fully Diluted Shares.

II.      PERFORMANCE TARGETS

----------------------------------------------------------------------------------------------------------------------
120,000 Restricted Units               42,000 Threshold         96,000 Intermediate             120,000 Stretch
----------------------------------------------------------------------------------------------------------------------
Growth                                  8% Compounded              11% Compounded               15% Compounded

----------------------------------------------------------------------------------------------------------------------
Corporation's debt must be Investment Grade at the end of the Performance
Period, and in any year in which vesting occurs.
----------------------------------------------------------------------------------------------------------------------

III.     VESTING SCHEDULE

The restrictions will lapse with respect to the corresponding number of Restricted Units associated with the performance targets set forth in II above based on the following schedule. This schedule shall be adjusted for any change in the number or class of shares of Stock outstanding, by reason of a stock dividend, stock split, subdivision or combination of shares.

Year 3 allocation                EPS Growth      Share Alloc           x vesting          Shares earned
-----------------                ----------
$1.36 - $1.45                     8%-10.4%       42,000                      15%          6,300

$1.46 - $1.63                   10.5%-14.9%      96,000                      15%          14,400

$1.64 +                             15%          120,000                     15%          18,000

Year 4 allocation                EPS Growth      Share Alloc           x vesting          Shares earned
-----------------                ----------

$1.47 - $1.60                     8%-10.4%       42,000                      20%          8,400

$1.61 - $1.88                   10.5%-14.9%      96,000                      20%          19,200

$1.89                               15%          120,000                     20%          24,000

Year 5 Allocation                                                                         Shares earned
-----------------

$1.59                             8.0-8.1%       42,000                     100%          42,000

$1.60                               8.2%         44,842                     100%          44,842

$1.61                               8.3%         47,684                     100%          47,684

$1.62                             8.5-8.5%       50,526                     100%          50,526

$1.63                               8.6%         53,368                     100%          53,368

$1.64                               8.7%         56,211                     100%          56,211

$1.65                             8.8-8.9%       59,053                     100%          59,053

$1.66                               9.0%         61,895                     100%          61,895

$1.67                               9.1%         64,737                     100%          64,737

$1.68                             9.2-9.3%       67,579                     100%          67,579

$1.69                               9.4%         70,421                     100%          70,421

Year 5 Allocation                                                                         Shares earned
$1.70                               9.5%         73,263                     100%          73,263

$1.71                               9.6%         76,105                     100%          76,105

$1.72                             9.7-9.8%       78,947                     100%          78,947

$1.73                               9.9%         81,789                     100%          81,789

$1.74                              10.0%         84,632                     100%          84,632

$1.75                              10.1%         87,474                     100%          87,474

$1.76                              10.2%         90,316                     100%          90,316

$1.77                            10.3-10.4%      93,158                     100%          93,158

$1.78                              10.5%         96,000                     100%          96,000

$1.79                              10.6%         96,615                     100%          96,615

$1.80                            10.7-10.8%      97,231                     100%          97,231

$1.81                              10.9%         97,846                     100%          97,846

$1.82                              11.0%         98,462                     100%          98,462

$1.83                              11.1%         99,077                     100%          99,077

$1.84                            11.2-11.3%      99,692                     100%          99,692

$1.85                              11.4%         100,308                    100%          100,308

$1.86                              11.5%         100,923                    100%          100,923

$1.87                              11.6%         101,538                    100%          101,538

$1.88                              11.7%         102,154                    100%          102,154

$1.89                            11.8-11.9%      102,769                    100%          102,769

$1.90                              12.0%         103,385                    100%          103,385

$1.91                              12.1%         104,000                    100%          104,000

Year 5 Allocation                                                                         Shares earned
$1.92                              12.2%         104,615                    100%          104,615

$1.93                              12.3%         105,231                    100%          105,231

$1.94                              12.4%         105,846                    100%          105,846

$1.95                            12.5-12.6%      106,462                    100%          106,462

$1.96                              12.7%         107,077                    100%          107,077

$1.97                              12.8%         107,692                    100%          107,692

$1.98                              12.9%         108,308                    100%          108,308

$1.99                              13.0%         108,923                    100%          108,923

$2.00                              13.1%         109,538                    100%          109,538

$2.01                              13.2%         110,154                    100%          110,154

$2.02                              13.3%         110,769                    100%          110,769

$2.03                            13.4-13.5%      111,385                    100%          111,385

$2.04                              13.6%         112,000                    100%          112,000

$2.05                              13.7%         112,615                    100%          112,615

$2.06                              13.8%         113,231                    100%          113,231

$2.07                              13.9%         113,846                    100%          113,846

$2.08                              14.0%         114,462                    100%          114,462

$2.09                              14.1%         114,462                    100%          114,462

$2.10                              14.2%         114,462                    100%          114,462

$2.11                              14.3%         114,462                    100%          114,462

$2.12                              14.4%         114,462                    100%          114,462

$2.13                            14.5-14.6%      114,462                    100%          114,462

Year 5 Allocation                                                                         Shares earned
$2.14                              14.7%         114,462                    100%          114,462

$2.15                              14.8%         114,462                    100%          114,462

$2.16                              14.9%         114,462                    100%          114,462

$2.17                              15.0%         120,000                    100%          120,000

*(SHALL BE REDUCED BY SHARES EARNED, IF ANY, IN YEARS 3&4)

In the event of termination for a Qualified Reason, the number of shares earned shall be measured at the end of the fiscal year in which the termination for a Qualified Reason occurred, and shall be paid after the end of such fiscal year. Accordingly, no Restricted Units will vest if termination occurs during fiscal years 2006 or 2007.